UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

January 23, 2008

Date of Report (Date of earliest event reported)

LENNAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11749	95-4337490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Northwest 107th Avenue, Miami, Florida 33172

(Address of principal executive offices) (Zip Code)

(305) 559-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On January 24, 2008, Lennar Corporation (the “Company”) issued a press release to announce its results of operations for the fourth quarter and fiscal year ended November 30, 2007. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 23, 2008, the Company amended its senior unsecured revolving credit facility (the “Credit Facility”) to modify certain covenants, which included minimum tangible net worth, borrowing base and maximum leverage ratio, as well as to add a new covenant to reduce the recourse indebtedness of joint ventures in which the Company participates. Under this amendment, the maximum amount the Company can borrow was reduced from $3.1 billion to $1.5 billion.

The foregoing summary is qualified in its entirety by reference to the Credit Agreement dated July 21, 2006, the First Amendment to Credit Agreement dated as of August 21, 2007 and the Second Amendment to Credit Agreement dated as of January 23, 2008, which govern the Credit Facility. The Credit Agreement, the First Amendment to Credit Agreement and the Second Amendment to Credit Agreement are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description of Document
10.1	Credit Agreement dated July 21, 2006 among Lennar Corporation and the lenders named therein—Incorporated by reference to Exhibit 10.1 of Lennar Corporation’s Current Report on Form 8-K, dated July 21, 2006.

10.2	First Amendment to Credit Agreement dated as of August 21, 2007—Incorporated by reference to Exhibit 10.2 of Lennar Corporation’s Current Report on Form 8-K, dated August 21, 2007.

10.3	Second Amendment to Credit Agreement dated as of January 23, 2008.

99.1	Press Release issued by Lennar Corporation on January 24, 2008.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2008	Lennar Corporation

	By:	/s/ Bruce E. Gross
	Name:	Bruce E. Gross
	Title:	Vice President and Chief Financial Officer

3

Exhibit Index

Exhibit No.	Description of Document
10.1	Credit Agreement dated July 21, 2006 among Lennar Corporation and the lenders named therein—Incorporated by reference to Exhibit 10.1 of Lennar Corporation’s Current Report on Form 8-K, dated July 21, 2006.

10.2	First Amendment to Credit Agreement dated as of August 21, 2007—Incorporated by reference to Exhibit 10.2 of Lennar Corporation’s Current Report on Form 8-K, dated August 21, 2007.

10.3	Second Amendment to Credit Agreement dated as of January 23, 2008.

99.1	Press Release issued by Lennar Corporation on January 24, 2008.